united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22888

Wildermuth Endowment Strategy Fund

(Exact name of registrant as specified in charter)

11525 Park Woods Circle, Ste. 200, Alpharetta, GA 30005

(Address of principal executive offices) (Zip code)

Daniel Wildermuth, President

11525 Park Woods Circle, Ste. 200, Alpharetta, GA 30005

(Name and address of agent for service)

Registrant's telephone number, including area code: 678-222-1100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Report to Shareholders.

ANNUAL REPORT

DECEMBER 31, 2015

WWW.WILDERMUTHENDOWMENTFUND.COM • 1-877-562-0856 •

DISTRIBUTED BY SQN SECURITIES, LLC (MEMBER FINRA/SIPC)

Dear Investor:

We are pleased to present this annual report for the Wildermuth Endowment Strategy Fund (the “Fund”) covering the 12-month period from January 2, 2015 to December 31, 2015.

During the year 12 months ended December 31, 2015, the Fund returned a 9.74% total return versus 1.0% for a 60% stock and 40% bond portfolio represented by a 1.4% annual return for the S&P 500 and 0.6% for the Barclays U.S. Aggregate Bond Index. The Fund’s relative and absolute performance resulted from several asset classes within its diversified strategy delivering strong performance during a challenging year for both stocks and bonds.

The asset classes that contributed to the Fund’s outperformance relative to U.S. stock and bonds included real estate, targeted contrarian holdings, and private equity. Within the real estate sector, nearly all categories enjoyed success, including multifamily, opportunistic, leisure, healthcare, and office. Returns were generated through both rental income and capital appreciation. Returns were also enhanced through the judicious purchase of some holdings from distressed sellers.

Portfolio returns were also improved through targeting specific contrarian holdings for short periods during particularly volatile market conditions. The positions minimized the impact of some of the severe market corrections and were particularly helpful in offsetting not just U.S. equity losses, but more severe corrections suffered by foreign developed and especially emerging markets.

Lastly, even though exposure to private equity with the Fund was below target in 2015, the sector’s total return contributed to the Fund’s performance through providing income from earnings of current holdings.

Several asset classes within the Fund experienced a difficult year and subsequently delivered negative returns to the portfolio. Emerging equity markets, developed foreign markets, oil and gas, high yield bonds, and convertible bonds all struggled in 2015 as various factors rattled global markets and commodities.

Emerging markets in aggregate started 2015 strongly before dropping sharply in May. Although the category briefly recovered some of its losses in October, the slide continued in fourth quarter and delivered significant double digit losses to the portfolio. Developed foreign stocks followed a similar pattern, but losses were far more muted on the year.

Oil and gas holdings in the form of Master Limited Partnerships were significantly impacted by the plunge in oil prices in 2015. Although most partnerships saw their dividend payout change little and many even increased dividends, concerns over the entire energy sector drove share prices down sharply.

High yield bonds were generally affected by concerns over exposure to riskier assets as worries increased regarding many areas of the economy. In particular, investors shunned junk bonds associated with oil and gas, driving down the sector. As equity markets struggled, convertible bonds also suffered losses.

Looking forward to 2016, we expect that global uncertainty and volatile markets are likely to present ongoing challenges to investors throughout the year. Furthermore, high uncertainty in commodities, particularly oil and gas, combined with heightened struggles of numerous large international economies will likely continue to destabilize a wide variety of asset values and related investment sectors.

Against this backdrop, we believe that investment selection is particularly important, and believe we are well positioned to seek opportunities.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth

President and Chief Executive Officer, and

Chairman and Trustee of the Fund

February 2016

Wildermuth Endowment Strategy Fund
Portfolio Review (Unaudited)
December 31, 2015

The Fund’s performance figures* for the period ended December 31, 2015, compared to its benchmarks:

Since Inception[1]
Wildermuth Endowment Strategy Fund	9.74%
Wildermuth Endowment Strategy Fund with load**	3.14%
S&P 500 Total Return Index[2]	1.38%
Barclays U.S. Aggregate Bond Index[3]	0.55%
60/40 Blend S&P 500 Total Return and Barclays U.S. Aggregate Bond Indices	1.00%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total annual operating expense is 3.70% per the prospectus dated January 2, 2015.

**	Wildermuth Endowment Strategy Fund with load total return is calculated using the maximum sales charge of 6.00%.

1	Wildermuth Endowment Strategy Fund’s inception date is December 31, 2014. The Fund commenced operations on January 2, 2015.

2	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by type of Investment	% of Net Assets
U.S. Market	17.80%
Real Estate	15.55%
Emerging Market Equities	14.60%
Foreign Dev Market Equities	14.34%
Fixed Income	11.97%
Natural Resources	6.45%
Absolute Return/Hedge Fund	5.64%
Private Equity	3.46%
Cash/Cash Equivalents	10.19%
100.00%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Strategy Fund
Schedule of Investments
December 31, 2015

Shares		Value
	COMMON STOCK - 29.9%
	AGRICULTURE - 0.4%
1,448	Swedish Match AB	$51,569

	AIRLINES - 0.4%
18,401	Qantas Airways Ltd. *	54,744

	APPAREL - 0.5%
10,238	Iconix Brand Group, Inc. *	69,926

	AUTO PARTS & EQUIPMENT - 0.9%
206	Continental AG	50,259
822	Cooper-Standard Holding, Inc. *	63,779
8,678	SORL Auto Parts, Inc. *	21,955
		135,993
	BANKS - 1.6%
769	Capital One Financial Corp.	55,506
872	JPMorgan Chase & Co.	57,578
10,164	Mitsubishi UFJ Financial Group, Inc. - ADR	63,220
4,310	Yamaguchi Financial Group, Inc.	51,600
		227,904
	BEVERAGES - 0.3%
634	Heineken Holding NV	48,908

	BIOTECHNOLOGY - 0.7%
249	Biogen, Inc. *	76,281
166	China Biologic Products, Inc. *	23,648
		99,929
	BUILDING MATERIALS - 0.3%
8,501	Asahi Glass Co. Ltd.	49,191

	CHEMICALS - 1.4%
1,157	Croda International PLC	51,889
879	Innospec, Inc.	47,738
3,219	Kraton Performance Polymers, Inc. *	53,468
14,053	Teijin Ltd.	48,487
		201,582
	COMMERCIAL SERVICES - 1.0%
501	Equifax, Inc.	55,796
2,014	On Assignment, Inc. *	90,529
		146,325
	COMPUTERS - 0.9%
660	Apple, Inc.	69,472
475	IHS, Inc. - Cl. A *	56,254
		125,726
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
1,828	Encore Capital Group, Inc. *	53,158
1,011	Euronext NV	51,940
76,000	Haitong International Securities Group Ltd.	46,776
1,396	World Acceptance Corp. *	51,792
		203,666

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Schedule of Investments (Continued)
December 31, 2015

Shares		Value
	COMMON STOCK - 29.9% (Continued)
	ELECTRIC - 1.3%
1,614	Brookfield Infrastructure Partners LP	$61,187
617	Huaneng Power International, Inc. - ADR	21,163
1,218	Public Service Enterprise Group, Inc.	47,124
2,740	Spark Energy, Inc. - Cl. A	56,773
		186,247
	ELECTRONICS - 0.2%
7,447	AU Optronics Corp. - ADR	21,671

	ENGINEERING & CONSTRUCTION - 0.3%
1,117	Boskalis Westminster	45,669

	ENTERTAINMENT - 0.2%
1,614	Bona Film Group Ltd. - ADR *	21,353

	FOOD - 1.9%
5,799	Amplify Snack Brands, Inc. *	66,804
13,272	J Sainsbury PLC	50,639
1,151	Tyson Foods, Inc. - Cl. A	61,383
2,266	United Natural Foods, Inc. *	89,190
		268,016
	HEALTHCARE-PRODUCTS - 0.5%
3,767	Exactech, Inc. *	68,371

	HEALTHCARE-SERVICES - 1.0%
504	Chemed Corp.	75,499
2,980	Ensign Group, Inc.	67,437
		142,936
	HOME FURNISHINGS - 1.0%
5,829	Panasonic Corp.	60,117
3,996	Select Comfort Corp. *	85,554
		145,671
	HOUSEHOLD PRODUCTS/WARES - 0.4%
663	Helen of Troy Ltd. *	62,488

	INSURANCE - 1.5%
902	AmTrust Financial Services, Inc.	55,545
3,118	Greenlight Capital Re Ltd. - Cl. A *	58,338
248	Muenchener Rueckver AG	49,727
523	Swiss Re AG	51,281
		214,891
	INTERNET - 1.0%
2,650	eBay, Inc. *	72,822
3,877	Web.com Group, Inc. *	77,579
		150,401
	LEISURE TIME - 0.4%
2,996	TUI AG	54,752

	LODGING - 0.1%
599	Homeinns Hotel Group - ADR *	20,462

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Schedule of Investments (Continued)
December 31, 2015

Shares		Value
	COMMON STOCK - 29.9% (Continued)
	MACHINERY-DIVERSIFIED - 0.5%
939	Hollysys Automation Technologies Ltd.	$20,827
522	Middleby Corp. *	56,308
		77,135
	OIL & GAS - 0.6%
1,723	Murphy Oil Corp.	38,681
1,730	Neste Oyj	51,935
		90,616
	OIL & GAS SERVICES - 0.8%
11,481	Gulfmark Offshore, Inc. - Cl. A *	53,616
1,846	National Oilwell Varco, Inc.	61,823
		115,439
	PHARMACEUTICALS - 2.2%
2,426	Daiichi Sankyo Co. Ltd.	50,636
2,861	Mitsubishi Tanabe Pharma Corp.	49,856
784	Novartis AG - ADR	67,455
448	USANA Health Sciences, Inc. *	57,232
1,633	VCA, Inc. *	89,815
		314,994
	REITS - 0.4%
4,037	Tier REIT, Inc.	59,546

	RETAIL - 1.4%
936	Asbury Automotive Group, Inc. *	63,124
416	Pandora A/S	52,812
872	Target Corp.	63,316
616	World Fuel Services Corp.	23,691
		202,943
	SEMICONDUCTORS - 2.2%
2,080	Cabot Microelectronics Corp. *	91,062
2,853	Cirrus Logic, Inc. *	84,249
809	NXP Semiconductors NV *	68,158
980	Synaptics, Inc. *	78,733
		322,202
	SOFTWARE - 0.6%
962	Changyou.com Ltd. - ADR *	23,877
762	Fiserv, Inc. *	69,693
		93,570
	TELECOMMUNICATIONS - 0.8%
2,032	ARRIS International PLC. *	62,118
13,023	Koninklijke KPN NV	49,410
		111,528
	TRANSPORTATION - 0.4%
3,443	Ship Finance International Ltd.	57,051

	TRUCKING & LEASING - 0.4%
145	AMERCO	56,478

	TOTAL COMMON STOCK (Cost - $4,386,431)	4,319,893

	EXCHANGE TRADED FUNDS - 28.1%
	ASSET ALLOCATION FUND - 1.0%
3,272	SPDR Barclays Convertible Securities ETF	141,612

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Schedule of Investments (Continued)
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 28.1% (Continued)
	CLOSED-END FUND - 1.0%
17,020	PIMCO High Income Fund	$139,224

	DEBT FUNDS - 6.1%
2,149	iShares Core U.S. Aggregate Bond ETF	232,113
2,010	iShares iBoxx $ Investment Grade Corporate Bond ETF	229,160
1,345	iShares JP Morgan USD Emerging Markets Bond ETF	142,274
5,218	PowerShares Emerging Markets Sovereign Debt Portfolio	142,504
5,537	SPDR Barclays Short Term High Yield Bond ETF	142,245
		888,296
	EQUITY FUNDS - 20.0%
37,763	Global X MLP ETF	392,358
4,689	Global X MSCI Argentina ETF	84,777
3,170	iShares MSCI Chile Capped ETF	101,186
9,607	iShares MSCI EAFE ETF	564,411
3,287	iShares MSCI India ETF	90,524
13,120	iShares MSCI Malaysia ETF	101,549
2,498	iShares MSCI Philippines ETF	84,283
6,599	iShares MSCI Taiwan ETF	84,269
1,592	iShares MSCI Thailand Capped ETF	93,355
2,302	Market Vectors Vietnam ETF	34,047
38,641	Vanguard FTSE Emerging Markets ETF	1,263,947
		2,894,706

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,273,022)	4,063,838

	EXCHANGE TRADED NOTES - 3.7%
	EQUITY FUNDS - 3.7%
10,442	ETRACS Alerian MLP Infrastructure Index ETN	273,476
9,237	JPMorgan Alerian MLP Index ETN	267,596
	TOTAL EXCHANGE TRADED NOTES (Cost - $625,331)	541,072

	HEDGE FUNDS - 5.6%
	PHI Single Index Option Fund, LP + #	450,000
	Semper Midas Fund LP + #	365,628
	TOTAL HEDGE FUNDS (Cost - $825,000)	815,628

	PRIVATE EQUITY - 3.5%
10	GPB Automotive Portfolio LP + #	500,000
	TOTAL PRIVATE EQUITY (Cost - $500,000)	500,000

	PUBLIC NON-TRADED BUSINESS DEVELOPMENT COMPANIES - 3.9%
22,462	Corporate Capital Trust, Inc. + #	207,995
23,217	CION + #	207,910
18,605	HMS Income Fund, Inc. + #	146,605
	TOTAL PUBLIC NON-TRADED BUSINESS DEVELOPMENT COMPANIES (Cost - $580,026)	562,510

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Schedule of Investments (Continued)
December 31, 2015

Shares		Value
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 14.7%
74,069	Behringer Harvard Opportunity + #	$265,167
90,192	CNL Lifestyle Properties + #	351,750
34,440	Cottonwood Residential, Inc. + #	530,032
18,060	Dividend Capital Diversified + #	134,912
136,771	Inventrust Properties Corp. + #	547,084
74,531	KBS REIT + #	293,652
1,000	Landmark Apartment Trust, Inc. + #	8,150
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $1,689,767)	2,130,747

	REAL ESTATE LIMITED PARTNERSHIPS - 0.4%
56	Shopoff Land Fund III LP + #	50,680
1,000	Uniprop Manufactured Housing Communities Income Fund II + #	8,930
	TOTAL REAL ESTATE LIMITED PARTNERSHIPS (Cost - $58,955)	59,610

	SHORT-TERM INVESTMENTS - 10.4%
1,509,762	Blackrock Liquidity Funds T-Fund Portfolio, 0.10% ^
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,509,762)	$1,509,762

	TOTAL INVESTMENTS - 100.2% (Cost - $14,448,294) (a)	$14,503,060
	OTHER LIABILITIES LESS ASSETS - (0.2)%	(36,086)
	NET ASSETS - 100.0%	$14,466,974

*	Non-income producing security.

^	Rate shown represents the rate at December 31, 2015, is subject to change and resets daily.

+	Illiquid security. Total illiquid securities represent 28.81% of net assets as of December 31, 2015.

#	Market Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total of such securities is $4,068,495, or 28.12%, of net assets.

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Liability Company

REIT - Real Estate Investment Trust

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $14,509,784 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$618,801
Unrealized depreciation:	(625,525)
Net unrealized depreciation:	$(6,724)

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Statement of Assets and Liabilities, December 31, 2015

ASSETS
Investment securities:
At cost	$14,448,294
At value	$14,503,060
Cash	855
Receivable for securities sold	79,117
Dividend and interest receivable	146,985
Funded Commitment	100,000
Receivable from Adviser	42,753
Receivable from affiliate	2,719
Prepaid expenses and other assets	32,172
TOTAL ASSETS	14,907,661

LIABILITIES
Payable for investments purchased	371,835
Payable for shareholder servicing fees	6,192
Payable for administration fees	5,899
Payable for fund accounting fees	4,113
Payable for transfer agent fees	3,186
Payable for trustee fees	13,246
Accrued expenses and other liabilities	36,216
TOTAL LIABILITIES	440,687
NET ASSETS	$14,466,974

NET ASSETS CONSIST OF:
Paid in capital	$14,581,525
Undistributed net investment income	11,209
Accumulated net realized loss from investments	(180,526)
Net unrealized appreciation on investments	54,766
NET ASSETS	$14,466,974

NET ASSET VALUE PER SHARE:
Net Assets	$14,466,974
Shares of beneficial interest outstanding [$0 par value, 25,000,000 shares authorized]	1,340,191
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share [1]	$10.79
Maximum offering price per share (maximum sales charge of 6.00%)	$11.48

[1]	Redemptions made within 90 days of purchase my be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Statement of Operations

Period Ended
December 31, 2015[1]
INVESTMENT INCOME
Dividends	$148,940
Interest	92
Less: Foreign withholding taxes	(381)
TOTAL INVESTMENT INCOME	148,651

EXPENSES
Investment advisory fees	73,716
Shareholder servicing fees	12,286
Offering costs	378,599
Legal fees	105,282
Trustees’ fees and expenses	69,613
Administration services fees	32,603
Compliance officer fees	27,972
Professional fees	23,732
Accounting services fees	23,468
Audit fees	23,012
Insurance expense	22,727
Transfer agent fees	19,229
Custodian fees	7,246
Printing and postage expenses	5,032
Registration fees	2,059
Other expenses	1,365
TOTAL EXPENSES	827,941

Less: Fees waived/reimbursed by the Adviser	(703,853)

NET EXPENSES	124,088

NET INVESTMENT INCOME	24,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(217,212)
Distributions of realized gains by underlying investment companies	25,810
Net increase from payments by affiliates for pricing error (Note 4)	10,876
Foreign currency transactions	(2,365)
(182,891)
Net change in unrealized appreciation of:
Investments	54,766

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(128,125)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,562)

[1]	The Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Statement of Changes in Net Assets

Period Ended
December 31, 2015[1]
FROM OPERATIONS
Net investment income	$24,563
Net realized loss from investments	(208,701)
Distributions of realized gains by underlying investment companies	25,810
Net change in unrealized appreciation on investments	54,766
Net decrease in net assets resulting from operations	(103,562)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,989)
From return of capital	(135,124)
Net decrease in net assets resulting from distributions to shareholders	(146,113)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	14,121,176
Net asset value of shares issued in reinvestment of distributions	95,473
Net increase in net assets from shares of beneficial interest	14,216,649

NET INCREASE IN NET ASSETS	13,966,974

NET ASSETS
Beginning of Period	500,000
End of Period*	$14,466,974
* Includes undistributed net investment income of:	$11,209

SHARE ACTIVITY
Shares Sold	1,281,421
Shares Reinvested	8,770
Net increase in shares of beneficial interest outstanding	1,290,191

[1]	The Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Statement of Cash Flows

Period Ended
December 31, 2015[1]
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(103,562)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(18,023,615)
Purchase of short term investments, net	(1,509,762)
Proceeds from sales of investments	4,752,205
Net realized loss from investments	217,212
Return of capital and non-income distributions received	141,476
Distributions of realized gains by underlying investment companies	(25,810)
Net unrealized depreciation on investments	(54,766)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Receivable from Investment Adviser	(42,753)
Interest receivable	(146,985)
Receivable for fund shares sold	—
Receivable for securities sold	(79,117)
Receivable from affiliate	(2,719)
Funded commitment	(100,000)
Prepaid expenses and other assets	(32,172)
Increase/(Decrease) in liabilities:
Payable for securities purchased	371,835
Payable for fund administration fees	5,899
Payable for fund accounting fees	4,113
Payable for transfer agent fees	3,186
Payables to trustees	13,246
Shareholder servicing fees payable	6,192
Accrued expenses and other liabilities	36,216
Net cash used in operating activities	(14,569,681)

Cash flows from financing activities:
Proceeds from shares sold	14,121,176
Cash distributions paid, net of reinvestment	(50,640)
Net cash provided by financing activities	14,070,536

Net decrease in cash	(499,145)
Cash at beginning of period	500,000
Cash at end of period	$855

Supplemental disclosure of non-cash activity:
Non-cash financing activities not included herein consist of reinvestment of distributions	$95,473

[1]	The Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended
December 31, 2015 [1]

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [2]	0.05
Net realized and unrealized gain on investments	0.93 [3]
Total from investment operations	0.98
Less distributions from:
Net investment income	(0.03)
Return of capital	(0.16)
Total distributions	(0.19)
Net asset value, end of period	$10.79
Total return [4,5]	9.74%
Net assets, at end of period (000s)	$14,467
Ratio of gross expenses to average net assets [6,7]	16.65%
Ratio of net expenses to average net assets [6,7,8]	2.50%
Ratio of net investment income to average net assets [6,7,9]	0.49%
Portfolio Turnover Rate [5]	107%

[1]	The Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015.

[2]	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

[3]	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

[4]	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

[5]	Not Annualized.

[6]	Annualized.

[7]	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

[8]	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

[9]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements
December 31, 2015

1.	ORGANIZATION

Wildermuth Endowment Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and will operate as an interval fund that will offer to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The initial NAV was $10.00 per share and the shares are offered subject to a maximum sales charge of 6.00% of the offering price. The Adviser initially capitalized the Fund on December, 1 2014 at $10.00 per share. The sales charge was waived in the initial funding.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices for the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser and the fair value team using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Investments in Private Funds, Non-Traded REITs (“Non-Traded Funds”) and BDCs will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board’s supervision and pursuant to policies implemented by the Board, may consider several factors, including, but not limited to: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other accounts managed by the Adviser and the method used to price the security in those accounts; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security. As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund’s investment in such security. Private Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of December 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$4,319,893	$—	$—	$4,319,893
Exchange Traded Funds	4,063,838	—	—	4,063,838
Exchange Traded Notes	541,072	—	—	541,072
Hedge Funds	—	—	815,628	815,628
Private Equity	—	—	500,000	500,000
Public Non-Traded Business Development Companies	—	—	562,510	562,510
Public Non-Traded Real Estate Investment Trusts	—	—	2,130,747	2,130,747
Real Estate Limited Partnerships	—	—	59,610	59,610
Short-Term Investments	1,509,762	—	—	1,509,762
Total Assets	$10,434,565	$—	$4,068,495	$14,503,060

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Hedge	Private	Public Non-	Public Non-	Real Estate Limited
	Funds	Equity	Traded BDC	Traded REIT	Partnerships	Total
Beginning balance	$—	$—	$—	$—	$—	$—
Total realized gain/(loss)	—	—	—	—	—	—
Change in unrealized appreciation	(9,372)	—	(17,516)	440,980	655	414,747
Purchases	825,000	500,000	580,026	1,774,392	58,955	3,738,373
Tax basis adjustment	—	—	—	(84,625)	—	(84,625)
Net transfers in/(out) of Level 3	—	—	—	—	—	—
Ending balance	$815,628	$500,000	$562,510	$2,130,747	$59,610	$4,068,495

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are set forth below.

Investment Type	Fair Value	Techniques	Unobservable Input

Hedge Funds	$815,628	Cost/ Monthly NAV	N/A

Private Equity	$500,000	PrivateTransaction Cost	N/A

Public Non-Traded Business Development Companies	$562,510	Periodic NAV	N/A

Public Non-Traded REITs	$2,130,747	Periodic NAV	N/A

Real Estate Limited Partnerships	$59,610	Periodic NAV	N/A

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns to be filed for open tax year 2015. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund did not have any redemptions fees during the period ended December 31, 2015.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the period ended December 31, 2015, amounted to $18,023,615 and $4,752,205, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the period ended December 31, 2015, the Adviser earned $73,716 in advisory fees.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation)), to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”) through March 31, 2016. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Board. The Expense Limitation Agreement will remain in effect for at least one year from the effective date of the Prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. The Adviser waived and or reimbursed expenses on the Fund for organizational costs and other expenses incurred during the period ended December 31, 2015 in the amount of $73,173 and $703,853 which may be recaptured no later than December 31, 2017 and December 31, 2018, respectively.

The Fund has adopted a Shareholder Services Plan (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate not to exceed 0.25% of the average daily net asset value of the Fund and was paid to Realty Capital Securities, LLC (the “Distributor”).

Through December 31, 2015, the Distributor acted as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended December 31, 2015, the Distributor received $420,545 in underwriting commissions for sales of shares, of which $24,238 was retained by the principal underwriter or other affiliated broker-dealers.

Offering costs - Offering costs include legal fees pertaining to shares offered for sale by the Fund, SEC and State registration fees and cost of printing prospectuses that are incurred by the Fund and are treated as deferred charges until operations commence and were amortized into expense over a 12 month period using the straight line method.

Trustees - Each Independent Trustee will receive a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund will receive any compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

Pursuant to an agreement with Vigilant Compliance, LLC (“Vigilant”), an employee of Vigilant serves as the Chief Compliance Officer and Chief Financial Officer of the Fund. For the provision of these services, Vigilant receives compensation for these services. For the period ended December 31, 2015, the amounts accrued for payment to Vigilant for these services were $27,972 for Chief Compliance Officer and $23,732 for Chief Financial Officer. These amounts are shown in the Statement of Operations under “Compliance officer fees” and “Professional fees.”

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

Pursuant to a separate servicing agreement with RCS Advisory Services, LLC (“RCSAS”), the Administrator of the Fund and an affiliate of the Distributor, the Fund pays RCSAS customary fees for providing administration and fund accounting services to the Fund. RCSAS has entered into a contract with Gemini Fund Services (“GFS”) pursuant to which GFS serves as sub-administrator and provides sub-fund accounting services and performs many of the administrative services for the Trust. RCSAS pays Gemini from the fees received from the Fund. For the period ended December 31, 2015, $56,071 was accrued for payment to RCSAS as shown in the Fund’s Statement of Operations under “Administration services fees” and “Accounting services fees.”

Pursuant to a separate servicing agreement with American National Stock Transfer, LLC (“ANST”), ANST serves as the Transfer Agent for the Fund and is an affiliate of the Distributor and the Administrator. ANST has entered into an agreement with GFS to serve as sub-transfer agent to the Fund. ANST pays Gemini from the fees received from the Fund. For the period ended December 31, 2015, $19,229 was accrued for payment to ANST as shown in the Fund’s Statement of Operations under “Transfer agent fees.”

The Fund received a reimbursement from the Adviser related to a net loss incurred on a pricing error. The losses realized by the Fund from the pricing error totaled $10,876 and the Adviser and RCSAS reimbursed the Fund in full for these losses.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the period ended December 31, 2015 was as follows:

Fiscal Period Ended
December 31, 2015
Ordinary Income	$10,989
Return of Capital	135,124
$146,113

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(107,827)	$—	$(6,724)	$(114,551)

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships and return of capital distributions from C-Corporations.

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$107,827	$—	$107,827

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

Permanent book and tax differences, primarily attributable to foreign currency exchange gains (losses), resulted in reclassification for the fiscal period ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(2,365)	$2,365

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The practical expedient allows entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

7.	REPURCHASE OFFERS

Pursuant to Rule 23c 3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the period ended December 31, 2015, the Fund completed three quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	June 30, 2015	September 30, 2015	December 29, 2015
Repurchased Request Deadline	July 31, 2015	October 30, 2015	February 1, 2016
Repurchased Pricing Date	July 31, 2015	October 30, 2015	February 1, 2016
Net Asset Value as of Repurchase
Offer Date	$—	$—	$—
Amount Repurchased	$—	$—	$—
Percentage of Outstanding Shares
Repurchased	0.00%	0.00%	0.00%

8.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Wildermuth Endowment Strategy Fund
Notes to Financial Statements (Continued)
December 31, 2015

As of December 31, 2015, the Fund was invested in the following restricted securities:

	Initial				% of Net
Security	Acquisition Date	Shares	Cost	Value	Assets
Behringer Harvard Opportunity	2/17/2015	74,069	$164,456	$265,167	1.83%
CION	11/16/2015	23,217	210,000	207,910	1.44%
CNL Lifestyle Properties	2/2/2015	90,192	320,334	351,750	2.43%
Corporate Capital Trust, Inc.	10/30/2015	22,462	210,026	207,995	1.44%
Cottonwood Residential, Inc.	2/17/2015	34,440	480,840	530,032	3.66%
Dividend Capital Diversified	6/2/2015	18,060	110,503	134,912	0.93%
GPB Automotive Portfolio LP	3/13/2015	10	500,000	500,000	3.46%
HMS Income Fund, Inc.	11/11/2015	18,605	160,000	146,605	1.01%
Inventrust Properties Corp.	3/2/2015	136,771	386,970	547,084	3.78%
KBS REIT	3/12/2015	74,531	220,695	293,652	2.03%
Landmark Apartment Trust, Inc.	8/19/2015	1,000	5,969	8,150	0.06%
PHI Single Index Option Fund, LP	12/23/2015	—	450,000	450,000	3.11%
Semper Midas Fund LP	8/1/2015	—	375,000	365,628	2.53%
Shopoff Land Fund III LP	4/29/2015	56	50,680	50,680	0.35%
Uniprop Manufactured Housing Communities Inc. Fund I	8/31/2015	1,000	8,275	8,930	0.06%
			$3,653,748	$4,068,495

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on February 1, 2016, and no shares were tendered.

On December 31, 2015, Realty Capital Securities, LLC (“RCS”) ceased its securities–related operations and filed a notice of inactivity with the Financial Industry Regulatory Authority, Inc. As a result, RCS ceased acting as the Fund’s principal underwriter and distributor. As of February 9, 2016, SQN Securities, LLC is the Fund’s principal underwriter and distributor. Additionally, effective March 14, 2016, UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena St., Milwaukee, WI 53212, will replace RCS Advisory Services, LLC as the Fund’s administrator and Gemini Fund Services will no longer serve as the Fund’s sub-administrator and accounting agent. As of the same date, UMBFS will replace American National Stock Transfer, LLC as the Fund’s transfer agent, GFS will no longer serve as the Fund’s sub-transfer agent and UMB Bank, N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106, will replace MUFG Union Bank, N.A. as the Fund’s custodian.

Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Wildermuth Endowment Strategy Fund

We have audited the accompanying statement of assets and liabilities of the Wildermuth Endowment Strategy Fund, including the schedule of investments, as of December 31, 2015, and the related statements of operations, cash flows and changes in net assets and the financial highlights for the period January 2, 2015 (commencement of operations) through December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments valued at $4,068,495 (28% of net assets), whose fair values have been estimated under procedures established by the Board of Trustees in the absence of readily ascertainable fair values.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wildermuth Endowment Strategy Fund as of December 31, 2015, and the results of its operations, cash flows, changes in its net assets and its financial highlights for the period January 2, 2015 through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 29, 2016

Approval of Advisory Agreement – Wildermuth Endowment Strategy Fund

At a meeting held on December 5, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of Wildermuth Endowment Strategy Fund (the “Trust” or the “Fund”), including each of the Independent Trustees, considered the approval of an investment advisory agreement (the “Agreement”) between Wildermuth Advisory, LLC (“Wildermuth” or the “Adviser”) and the Trust, on behalf of the Wildermuth Endowment Strategy Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to Wildermuth (including a due diligence questionnaire completed by Wildermuth, selected financial information of Wildermuth, bibliographic information regarding Wildermuth’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In its consideration of the Agreement, the Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement. In considering the approval of the Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Adviser that were included in the Board Materials relating to the approval of the proposed Management Agreement with the Trust, including the Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process, and a certification from the Adviser stating that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered that the Adviser is a newly registered entity formed to advise the Fund. The Board considered that the Adviser is an affiliate of Kalos Capital, Inc., an independent broker/dealer and Kalos Management, Inc. (“Kalos”) a registered investment adviser, and that each entity has a significant amount of expertise in distribution and marketing and asset management, respectively, and considered the research capabilities, investment experience, compliance program and marketing efforts to be provided to the Fund by the Adviser. Additionally, the Board received satisfactory responses from the Adviser with respect to a series of important questions, including: whether it was involved in any pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board then reviewed the capitalization of Adviser based on information provided by and representations made by the Adviser and concluded that the Adviser was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust were satisfactory and reliable.

Performance. The Trustees considered that the Adviser is newly formed and did not have a record of prior performance to submit at the Meeting. The Trustees noted that the Adviser had not managed a fund or separate account with a strategy similar to the Fund. The Board noted, however, that Fund’s portfolio management team had managed strategies that would comprise some of the components of the Fund’s overall diversified strategy at Kalos Management, an affiliate of the Adviser. Accordingly, the Trustees discussed the prior performance of these different component investment strategies. The Trustees concluded that the Adviser was expected to obtain an acceptable level of investment return for shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees considered that the Adviser proposed to charge a management fee of 1.50% of the Fund’s average net assets. The Trustees compared the proposed fee and total operating expense data against a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar anticipated size. The Trustees noted that the Adviser’s peer group was comprised of funds that offer similar investment strategies, but that the investment strategy offered by the Fund is an aggregate of several strategies, certain of which are not offered by a comparable mutual fund, and which employ a high degree of sophistication to manage successfully. The Board noted that the proposed management fee was higher than the median of the peer group, but was not the highest. The Trustees also reviewed the contractual expense limitation arrangements for the Fund, which stated that the Adviser has agreed to waive or limit its management fee and/or reimburse expenses to limit net annual operating expenses to 2.50% of the Fund’s net assets. After due consideration, the Trustees concluded that, based on the Adviser’s and portfolio management teams experience and expertise, the sophistication of the investment strategy and the services to be provided to the Fund, the management fee was reasonable and that the expense limitation arrangement was in the best interests of the Fund and its future shareholders.

Profitability. The Trustees also considered the level of profits that could be expected to accrue to the Adviser with respect to the Trust. The Trustees reviewed and considered an estimated profitability report and analysis and selected financial information provided by the Adviser. With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Trust, the anticipated profits from the Adviser’s relationship with the Trust were not excessive.

Economies of Scale. The Trustees considered whether the Fund will realize economies of scale and whether shareholders would benefit from those economies of scale. The Trustees considered that the Fund had not yet commenced operations and that material economies of scale may not be achieved in the near term, and so economies of scale was not a relevant consideration at this time. The Trustees took into account that economies of scale may be considered in the future.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Trust and its future shareholders. In considering the Management Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.

Wildermuth Endowment Strategy Fund
Trustees and Officers (Unaudited)
December 31, 2015

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 69	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee, Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Northern Lights Fund Trust II (mutual fund complex)

R. Martel Day, Age 65	Trustee, Since December 2013	Principal of NLR Advisory Services, LLC (since 2013); Manager and CEO (2013) and Manager and President (2009- 2013) of Independence Realty Securities, LLC; Manager and President of Independence Realty Advisor, LLC (2009-2013); Executive Vice President of Independence Realty Trust, Inc. (2009- 2013); Manager and President of Independence Mortgage Advisor, LLC (2011-2013); Executive Vice President of Independence Mortgage Trust, Inc. (2011-2013); Executive Vice President - Director of Business Development of Inland Securities Corporation (2005- 2009)	1	Director, and Member of the Audit Committee, Jones Lang LaSalle Income Property Trust; Director, Inland Bancorp, Inc.; Director and Past Chairman, Investment Program Association; Director, SFA Holdings

Randall D. Fretz, Age 63	Trustee, Since December 2013	Chief of Staff, Kids II (design/manufacture children’s products)(since 2014); Senior Vice President (2003-2014) and Corporate Secretary (2013-2014) of Columbia Property Trust (NYSE: CXP); Senior Vice President (2005-2013) and Assistant Secretary (2010-2013) of Wells Timberland REIT, Inc. (now known as CatchMark Timber Trust, Inc. (NYSE: CTT); Senior Vice President of Wells Core Office Income REIT, Inc. (2007 – 2013)	1	None

Wildermuth Endowment Strategy Fund
Trustees and Officers (Unaudited) (Continued)
December 31, 2015

Interested Trustees and Officers

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 52	Trustee, Chairman of the Board, President and Chief Executive Officer	CEO, Kalos Financial, Kalos Capital, & Kalos Management	1	None

Carol Wildermuth^, Age 51	Trustee and Executive Vice President	COO, Kalos Financial, Kalos Capital, & Kalos Management	1	None

John H. Grady, Age 54	Executive Vice President	Chief Strategy and Risk Officer, RCS Capital Corp. from October 2014 to present; President, National Fund Advisors, LLC, President, American National Stock Transfer, LLC and Chief Operating Officer, Realty Capital Securities, LLC from October 2012 to October 2015 (NFA, ANST and RCS are all focused on the operation and distribution of investment programs, including REITs and direct placement products); General Counsel and Chief Operating Officer, Steben & Company, from December 2009 – September 2012 (Steben & Company operated and distributed commodity pools).	N/A	N/A

Nataly Zelensky, Age 30	Executive Vice President	Attorney, Wildermuth Advisory from 2015 to present; Assistant General Counsel, RCS Advisory Services from 2014 to 2015; Associate, Sutherland, Asbill & Brennan from 2013 to 2014; Associate, K&L Gates from 2011 to 2013; Associate, Katten Muchin Rosenman from 2010 to 2011.	N/A	None

Gerard Scarpati, Age 60	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from August 15, 2004 to present	N/A	N/A

Robert Amweg, Age 62	Chief Compliance Officer	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to the financial services industry from September 2012 to present; and Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP from February 2007 to August 2012	N/A	N/A

Wildermuth Endowment Strategy Fund
Trustees and Officers (Unaudited) (Continued)
December 31, 2015

Interested Trustees and Officers (continued)

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Candice Lightfoot, Age 34	Secretary	Project Manager, Kalos Financial, Kalos Capital, & Kalos Management from 2012 to present; Client Services Manager, Hanch Financial Group from 2009 to 2012	N/A	N/A

Amanda Coetzee, Age 55	Assistant Secretary	Assistant Portfolio Manager, Kalos Management	N/A	N/A

James Ash, Age 39, 80 Arkay Drive, Ste 110, Hauppauge, NY 11788	Assistant Secretary	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011)	N/A	N/A

Erik Naviloff, Age 47, 80 Arkay Drive, Ste 110, Hauppauge, NY 11788	Assistant Treasurer	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); and Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*	The address for the trustee and officer listed is 11525 Park Woods Circle, Ste. 200, Alpharetta, Georgia 30005-2422.

**	The term of office for each trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^	Daniel Wildermuth and Carol Wildermuth are “interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-562-0856.

WILDERMUTH ENDOWMENT STRATEGY FUND
PRIVACY POLICY

1.	POLICY

Wildermuth Endowment Strategy Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

Investment Adviser
Wildermuth Advisory, LLC
11525 Park Woods Circle, Ste. 200
Alpharetta, Georgia 30005

Proxy Voting Policy. Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-562-0856 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-562-0856.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Wildermuth Endowment Strategy Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers, or persons performing similar functions, pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)	Not applicable.
(c)	During the period covered by this report, no substantive amendments were made to the Code of Ethics.
(d)	During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
(e)	Not applicable.
(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees for the last two fiscal years billed by BBD, LLP, the Registrant’s independent registered public accounting firm (“BBD”), for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders were $17,000 for the fiscal year ended December 31, 2015 and not applicable for the fiscal year ended December 31, 2014.

(b)	Audit-Related Fees - The aggregate fees for the last two fiscal years billed by BBD for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported under Item 4(a) above were $2,000 for the fiscal year ended December 31, 2015 and not applicable for the fiscal year ended December 31, 2014. The services performed were in connection with the audit of the seed financial statements of the Registrant.

(c)	Tax Fees - The aggregate fees for the last two fiscal years billed by BBD for professional services rendered for tax compliance, tax advice, and tax planning were $2,000 for the fiscal year ended December 31, 2015 and not applicable for the fiscal year ended December 31, 2014. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and excise tax calculations.

(d)	All Other Fees – There were no fees billed during the last two fiscal years by BBD for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures - The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2) All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended December 31, 2015 were pre-approved by the Audit Committee pursuant to the Policy. There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.
(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to non-listed issuers.

Item 6. Investments.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of December 31, 2015:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013

Mr. Wildermuth has over 20 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for the past 13 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios.

As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in

Finance from the Anderson School at the University of California, Los Angeles.

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2015:

The Investment Adviser (Wildermuth Advisory, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	781	$115,795,777	None	None

Potential Conflicts of Interests

The Investment Adviser (Wildermuth Advisory, LLC)

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles.  He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees.  The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.  To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of December 31, 2015:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth	50,851 shares through Wildermuth Advisory

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Wildermuth Advisory LLC
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs(1,2,3)	(d) maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/2/15 through 1/31/15)	50,000(4)	10.00
Month #7 (7/1/15 through 7/31/15)	331.004(5)	11.45
Month #10 (10/1/15 through 10/31/15)	160.229(5)	10.68
Month #12 (12/1/15 through 12/31/15)	359.382(5)	10.79
Total	50,850.615	10.017	0.00	0.00

(1) An offer to repurchase shares was announced on June 30, 2015, and expired on July 31, 2015 for 23,047 shares which was 5% of the outstanding shares.

(2) An offer to repurchase shares was announced on September 30, 2015, and expired on October 30, 2015 for 44,959 shares which was 5% of the outstanding shares.

(3) An offer to repurchase shares was announced on December 29, 2015, and expired on February 1, 2016 for 67,009 shares which was 5% of the outstanding shares.

(4) Initial seed purchase.

(5) Dividend reinvestment.

Item 10. Submission of Matters to a Vote of Security Holder.

None.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics filed hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Strategy Fund

By /s/ Daniel Wildermuth

Daniel Wildermuth, Trustee, Chairman of the Board, President and Chief Executive Officer

Date March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Daniel Wildermuth

Daniel Wildermuth, Trustee, Chairman of the Board, President and Chief Executive Officer

Date March 9, 2016

By /s/ Gerard Scarpati

Gerard Scarpati, Treasurer and Chief Financial Officer

Date March 9, 2016